UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 1, 2010

Hines Global REIT, Inc.
__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On July 1, 2010, Hines Interests Limited Partnership ("Hines") issued a press release regarding an agreement by Hines Global REIT, Inc. ("Hines Global REIT") to acquire an investment in Brindleyplace, a property in Birmingham, England. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the SEC, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 8.01 Other Events.

With the authorization of its board of directors, Hines Global REIT declared distributions for the months of July - September 2010. These distributions will be calculated based on stockholders of record each day from July through September 2010 in an amount equal to $0.00191781 per share, per day. Distributions for the months of July through Sepetmber will be paid on the first business day following the completion of each month to which they relate. All distributions will be paid in cash or reinvested in stock for those participating in Hines Global REIT's dividend reinvestment plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits-

99.1 Press Release of Hines, dated July 1, 2010

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the timing of payment of distributions, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks associated with Hines Global REIT's ability to pay distributions to its stockholders and the sources of such distribution payments, Hines Global REIT's ability to locate and make suitable investments, and other risks described in the “Risk Factors” section of Hines Global REIT, Inc.’s Registration Statement on Form S-11, its Annual Report on Form 10-K for the year ended December 31, 2009 and its other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

July 1, 2010	By:	/s/ Ryan T. Sims
Name: Ryan T. Sims
Title: Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Hines Interest Limited Partnership, dated July 1, 2010